UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2025

GOLUB CAPITAL PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, NY 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2025 (the “Closing Date”), Golub Capital Private Credit Fund CLO 2 (the “2025 Issuer”), an indirect, wholly owned and primarily controlled subsidiary of Golub Capital Private Credit Fund (the “Company”), completed a $868,570,000 term debt securitization (the “2025 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirement.

On the Closing Date and in connection with the 2025 Debt Securitization, the 2025 Issuer entered into a Note Purchase Agreement with SG Americas Securities, LLC, as the initial purchaser (the “Initial Purchaser”), pursuant to which the Initial Purchaser agreed to purchase certain of the notes pursuant to an indenture as part of the 2025 Debt Securitization.

The notes offered in the 2025 Debt Securitization consist of $430,000,000 of AAA Class A-1 Senior Secured Floating Rate Notes due 2039, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 1.47% (the “Class A-1 Notes”); $14,440,000 of AAA Class A-2 Senior Secured Floating Rate Notes due 2039, which bear interest at the three-month SOFR plus 1.65% (the “Class A-2 Notes”); $59,650,000 of AA Class B Senior Secured Floating Rate Notes due 2039, which bear interest at the three-month SOFR plus 1.80%, (the “Class B Notes”); $60,340,000 of Class C Secured Deferrable Floating Rate Notes due 2039, which bear interest at the three-month SOFR plus 1.86% (the “Class C Notes” and, together with the Class A-1 Notes, Class A-2 Notes and Class B Notes, the “Secured 2025 Notes”). Additionally, the 2025 Issuer issued $209,140,000 of Subordinated Notes due 2125, which do not bear interest (the “Subordinated 2025 Notes”). The Secured 2025 Notes together with the Subordinated 2025 Notes are collectively referred to herein as the “2025 Notes”. The Company will indirectly retain the Class C Notes and the Subordinated Notes.

Additionally, the 2025 Issuer incurred certain loans as part of the 2025 Debt Securitization, consisting of $60,000,000 of AAA Class A-1L-1 Senior Secured Floating Rate Loans maturing 2039, which bear interest at the three-month SOFR plus 1.47% (the “Class A-1L-1 Loans”); $10,000,000 of AAA Class A-1L-2 Senior Secured Floating Rate Loans maturing 2039, which bear interest at the three-month SOFR plus 1.47% (the “Class A-1L-2 Loans”); $20,000,000 of AAA Class A-2L Senior Secured Floating Rate Loans maturing 2039, which bear interest at the three-month SOFR plus 1.65% (the “Class A-2L Loans”); and $5,000,000 of AA Class B-L Senior Secured Floating Rate Loans maturing 2039, which bear interest at the three-month SOFR plus 1.80% (the “Class B-L Loans” and, together with the Class A-1L-1 Loans, Class A-1L-2 Loans and Class A-2L Loans, the “Secured 2025 Loans”). The (i) Class A-1L-1 Loans were incurred pursuant to a Class A-1L-1 Credit Agreement among the 2025 Issuer, as borrower, Computershare Trust Company, N.A. (“Computershare”), as loan agent and collateral trustee and the lenders party thereto (the “Class A-1L-1 Credit Agreement”), (ii) Class A-1L-2 Loans were incurred pursuant to a Class A-1L-2 Credit Agreement among the 2025 Issuer, as borrower, Computershare, as loan agent and collateral trustee and the lenders party thereto (the “Class A-1L-2 Credit Agreement”), (iii) Class A-2L Loans were incurred pursuant to a Class A-2L Credit Agreement among the 2025 Issuer, as borrower, Computershare, as loan agent and collateral trustee and the lenders party thereto (the “Class A-2L Credit Agreement”), and (iv) Class B-L Loans were incurred pursuant to a Class B-L Credit Agreement among the 2025 Issuer, as borrower, Computershare, as loan agent and collateral trustee and the lenders party thereto (the “Class B-L Credit Agreement” and together with the Class A-1L-1 Credit Agreement, the Class A-1L-2 Credit Agreement and the Class A-2L Credit Agreement, the “CLO Credit Agreements”). The Secured 2025 Loans together with the Secured 2025 Notes are collectively referred to herein as the “Secured 2025 Debt”.

The 2025 Debt Securitization is backed by a diversified portfolio of senior secured and second lien loans. Through October 18, 2030, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of GC Advisors LLC, the Company’s investment adviser (“GC Advisors”), in its capacity as collateral manager of the 2025 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2025 Debt Securitization, allowing the Company to maintain the initial leverage in the 2025 Debt Securitization. The Secured 2025 Debt is due in 2039. The Subordinated 2025 Notes are due in 2125.

Under the terms of the loan sale agreement entered into upon the Closing Date (the “Master Loan Sale Agreement”) that provides for the sale of assets from time to time on and after the Closing Date (each such date, a “Purchase Date”) from the Company to Golub Capital Private Credit Fund CLO 2 Depositor, a statutory trust formed under the laws of the State of Delaware (the “Intermediate Seller”) and from the Intermediate Seller to the 2025 Issuer: (1) the Company may sell and/or contribute to the Intermediate Seller its ownership interest in certain portfolio company investments for the purchase price and other consideration set forth in the Master Loan Sale Agreement and (2) Intermediate Seller, in turn, shall sell to the 2025 Issuer all of its ownership interest in such portfolio loans for the purchase price and other consideration set forth in the Master Loan Sale Agreement. Following these transfers, the 2025 Issuer, and not the Intermediate Seller or the Company, will hold all of the ownership interest in such portfolio company investments. The Company made customary representations, warranties and covenants in the Master Loan Sale Agreement. The 2025 Issuer intends to use the proceeds from the 2025 Debt Securitization to, among other things, purchase certain loans pursuant to the Master Loan Sale Agreement.

The Secured 2025 Debt is the secured obligation of the 2025 Issuer, the Subordinated 2025 Notes are the unsecured obligations of the 2025 Issuer, and the CLO Credit Agreements governing the Secured 2025 Loans and indenture governing the 2025 Notes include customary covenants and events of default, as applicable. The Secured 2025 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

GC Advisors serves as collateral manager to the 2025 Issuer under a collateral management agreement and is entitled to receive a fee for providing these services. Pursuant to the Company’s investment advisory agreement with GC Advisors (the “Investment Advisory Agreement”), the total fees paid to GC Advisors for rendering collateral management services, which will be less than the management fee payable under the Investment Advisory Agreement, will be offset against such management fee.

The descriptions of the documentation related to the 2025 Debt Securitization contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 incorporated into this Current Report on Form 8-K by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Indenture, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Issuer, and Computershare Trust Company, N.A., as Collateral Trustee.

10.2	Note Purchase Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Issuer and SG Americas Securities, LLC as Initial Purchaser.

10.3*	Class A-1L-1 Credit Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Borrower, Computershare Trust Company, N.A., as Loan Agent and Collateral Trustee and the Lenders party thereto.

10.4*	Class A-1L-2 Credit Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Borrower, Computershare Trust Company, N.A., as Loan Agent and Collateral Trustee and the Lenders party thereto.

10.5*	Class A-2L Credit Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Borrower, Computershare Trust Company, N.A., as Loan Agent and Collateral Trustee and the Lenders party thereto.

10.6*	Class B-L Credit Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Borrower, Computershare Trust Company, N.A., as Loan Agent and Collateral Trustee and the Lenders party thereto.

10.7	Collateral Management Agreement, dated as of September 18, 2025, by and between Golub Capital Private Credit Fund CLO 2, as Issuer and GC Advisors LLC, as Collateral Manager.

10.8*	Master Loan Sale Agreement, dated as of September 18, 2025, by and among Golub Capital Private Credit Fund, as the Seller, Golub Capital Private Credit Fund CLO 2 Depositor, as Intermediate Seller and Golub Capital Private Credit Fund CLO 2, as Buyer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital Private Credit Fund

Date: September 24, 2025	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer and Treasurer